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                                 EXHIBIT 10.73

                            SECURED PROMISSORY NOTE

$750,000                                                             May 1, 1997
                                                         Los Angeles, California

     FOR VALUE RECEIVED, Mark Amin ("Maker") promises to pay to the order of Trimark Pictures, Inc., a California corporation, ("Lender"), at its place of business at 2644 30th Street, Santa Monica, California, the principal sum of Seven Hundred Fifty Thousand Dollars ($750,000) or the sum of the aggregate unpaid principal amount of all advances made by Lender to Maker shown on the schedule attached hereto (loan balance), whichever is less, plus interest on the unpaid principal balance at the weighted average cost of funds, as the same may change from time to time, to the Lender under its Credit, Security, Guaranty and Pledge Agreement dated as of December 20, 1996 with The Chase Manhattan Bank, but in no event less than the applicable federal rate set forth in Section 1274(d) of the Internal Revenue Code of 1986, as amended, interest only to be due and payable quarterly on the last day of March, June, September and December of each year commencing on June 30, 1997 and continuing until June 30, 2000, at which time the entire principal balance and all accrued and unpaid interest thereon shall be due and payable.

     Payment of such sums shall be in lawful currency of the United States of America.

     Maker reserves the privilege of prepaying this Note in full or in part at any time, with interest to the time of payment but without payment of any penalty or premium.

     This Note is entitled to the benefits and subject to all of the terms and conditions of that certain Pledge Agreement dated of even date herewith between Maker and Lender ("Pledge Agreement").

     Maker acknowledges, represents and warrants to Lender that no portion of the proceeds of this Note will be used, directly or indirectly, whether immediately, incidentally or ultimately (i) to purchase or carry any Margin Stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or (ii) for any other purpose, in each case, violative of or inconsistent with any of the provisions of any
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regulation of the Board of Governors of the Federal Reserve System.

     The entire unpaid principal balance, together with all interest thereon, shall, at the option of the holder hereof, become immediately due and payable on the occurrence of any of the following events of default: (1) the failure to make any payment under this Note within five (5) days of the due date for such payment; (2) Maker defaults under the Pledge Agreement or breaches or defaults upon any non-monetary obligation under this Note; (3) Maker makes an assignment for the benefit of creditors or petitions or applies for the appointment of a trustee or receiver or commences any proceeding under any bankruptcy, insolvency, or similar law of any jurisdiction, now or hereafter in effect, or shall be adjudicated bankrupt or insolvent; or (4) such a petition or application is filed, or such a proceeding is commenced, against Maker, and Maker indicates his approval thereof, consents thereto or acquiesces therein, or an order is entered appointing any such trustee or receiver or approving a petition in any such proceeding, and such order remains in effect for more than 30 days, whether or not consecutive.

     Maker waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assents to any extension or postponement of the time of payment or any other indulgence, and/or to the addition or release of any other party or person primarily or secondarily liable.

     In the event of commencement of suit to enforce payment of this Note, Maker agrees to pay such attorneys' fees and costs of collection as the court may adjudge reasonable.

     No delay or omission on the part of the holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any further occasion.

     As herein used, the word "holder" shall mean the payee or other endorsee of this Note, who is in possession of it.

                                         MAKER:

                                         ____________________________
                                         Mark Amin
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                                  SCHEDULE OF ADVANCES
                                  --------------------

                                                    PAYMENTS                   Unpaid
                                                                              Principal
                         Amount of                 Principal                 Balance of                 Notation
     Date  of            ---------                 ---------                 ----------                 --------
    Advance               Advance                  interest                     Note                     Made By
    ---------             -------                  --------                     ----                     -------
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